EXHIBIT 23

 Consent of Parente, Randolph, Orlando, Carey & Associates, independent auditors


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                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Annual Report on Form 10-K for the fiscal year ended December 31, 1996, of Mid Penn Bancorp, Inc. of our report dated January 17, 1997, included in the 1996 Annual Report to Shareholders of Mid Penn Bancorp, Inc.




                                                   /s/Parente, Randolph, Orlando
                                                   Carey & Associates
Williamsport, Pennsylvania                         PARENTE, RANDOLPH, ORLANDO
March 26, 1997                                     CAREY & ASSOCIATES
                                                   Certified Public Accountants